Other non-current assets	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Other non-current assets
23. Other
non-current
assets

	2021 £m	2020 £m
Amounts receivable under insurance contracts	849	756

Pension schemes in surplus	741	183

Other receivables	86	102
	1,676	1,041

Amounts receivable under insurance contacts are held at cash surrender value with movements through profit or loss
.
Within the other receivables of £86 million (2020 – £102 million), £44 million (2020 – £67 million) is classified as financial assets of which £23 million (2020 – £30 million) is classified as fair value through profit or loss. On the remaining balance of £21 million (2020 – £37 million), the expected credit loss allowance was immaterial at 31 December 2021 and 2020
.